THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

NON-QUALIFIED STOCK OPTION AGREEMENT

OF

CELL MEDX CORP.

A Nevada Corporation

THIS AGREEMENT is made between CELL MEDX CORP., a Nevada corporation (hereinafter referred to as the "Company"), and YANIKA SILINA of 49 - 8068 207 STREET, LANGLEY, BC V2Y 0M9 (hereinafter referred to as the “Optionee”), effective as of the 24 day of AUGUST, 2017 (the “Grant Date”).

1.

Options Granted.  The Company hereby grants the Optionee non-qualified stock options (the “Options”) to purchase up to an aggregate of 300,000 shares of the Company’s common stock, par value $0.001 per share, exercisable at an initial exercise price of $0.35 per share (the “Exercise Price”), for a term commencing on the Grant Date and expiring at 5:00 pm (Pacific Time) on the fifth (5th) year anniversary of Grant Date set forth above (the “Expiration Date”), and further provided that the right of the Optionee to exercise the Options is subject to compliance with the registration or prospectus requirements of the United States Securities Act of 1933, as amended (the “US Securities Act”), any applicable state securities laws and any applicable Canadian securities laws, or the availability of applicable exemptions from such registration or prospectus requirements

2.

Vesting.  The Optionee’s right to exercise the Options granted by the Company under this Agreement vests on the Grant Date and is not subject to any additional vesting conditions.

3.

Termination of Options.  If, prior to the Expiration Date for the Options as set forth in Section 1 hereof, the Optionee ceases to act as a director, officer, employee or consultant of the Company or any  Parent or Subsidiary of the Company in any capacity whatsoever, the following rules shall apply:

(a)

If the Optionee ceases to act as a director, officer, employee or consultant of the Company or any Parent or Subsidiary of the Company in any capacity whatsoever due to the Optionee voluntarily resigning or refusing to stand for re-election or re-appointment (including, but not limited to a voluntary resignation or refusal to stand for re-election or re-appointment due to the illness, incapacity or death of the Optionee), then any Options available for exercise shall be exercisable by the Optionee for a period ending on the earlier of (A) the Expiration Date set forth in Section 1, and (B) the date that is ninety (90) days after the Termination Date.

(b)

If the Optionee ceases to act as a director, officer, employee or consultant of the Company or any Parent or Subsidiary of the Company in any capacity whatsoever due to the termination or removal of the Optionee from such positions for any reason other than Cause, then any Options available for exercise shall be exercisable by the Optionee for a period ending on the earlier of  (A) the Expiration Date set forth in Section 1, and (B) the date that is the third (3rd) year anniversary of the Termination Date.

(c)

If the Optionee ceases to act as a director, officer, employee or consultant of the Company or any Parent or Subsidiary of the Company in any capacity whatsoever due to the termination or removal of the Optionee from such positions for Cause, then all Options granted by the Company under this Agreement shall immediately terminate and cease to be exercisable on the Termination Date.

(d)

For purposes of this Section 3:

(i)

“Parent” shall mean a “parent” of the Company as defined in Rule 405 of the US Securities Act;

(ii)

“Subsidiary” shall mean a “subsidiary” of the Company as defined in Rule 405 of the US Securities Act;

(iii)

“Cause” shall mean any of the following, whether occurring prior to, or on or after the date of this Agreement:  (1)  an intentional act of fraud, embezzlement, theft or any other material violation of law by the Optionee; (2)  grossly negligent or intentional damage to the Company’s reputation or assets caused by the Optionee; (3) grossly negligent or intentional disclosure by the Optionee of confidential information of the Company; (4) the willful and continued failure by the Optionee to substantially perform required duties for the Company (other than as a result of disability or death) for a period of 10 days after a written demand for substantial performance is delivered to the Optionee by the Company; (5) a material breach by the Optionee of any of his obligations under this Agreement continuing for a period of 10 days after a written demand for substantial performance is delivered to the Optionee by the Company; or (6) the willful engagement in illegal conduct, gross misconduct by the Optionee, or a clearly established violation by the Optionee of the Company’s written policies and procedures, which is demonstrably and materially injurious to the Company, monetarily or otherwise.

4.

Method of Exercise.  To exercise any Options that are exercisable under this Agreement, the Optionee shall complete and execute the form of Notice of Exercise attached as Schedule A to this Agreement, or such other form of written notice acceptable to the Company, and shall deliver such notice to the Company at its principal place of business together with payment in full of the aggregate exercise price for such Options by check or other method of payment acceptable to the Company, at its sole discretion.

5.

US Securities Agreements of the Optionee.

(a)

The Optionee acknowledges and agrees that the Company’s securities being offered to it under this Agreement are, or will be, “restricted securities” as defined in Rule 144 of the US Securities Act and that the offer of such securities to the Optionee is being made pursuant to an exemption from the registration requirements of the US Securities Act.

(b)

The Optionee acknowledges and agrees that, notwithstanding any other provision of this Agreement, the Options may not be exercised, and the Options and the shares issuable to the Optionee upon the exercise of such Options (the “Option Shares”) may not be reoffered, resold or otherwise transferred, except pursuant to an effective registration statement under the US Securities Act and any applicable state securities laws, or pursuant to an available exemption from such registration requirements.  The Optionee further agrees that the Company will refuse to register any transfer of the Options or the Option Shares not made in accordance with the provisions of Regulation S of the US Securities Act, pursuant to an effective registration under the US Securities Act and any applicable state securities laws, or pursuant to an available exemption from such registration requirements.

(c)

The Optionee acknowledges and agrees that, unless there is a registration statement under US Securities Act regarding the exercise of the Options, and such registration statement is effective at the time the Options are exercised (or any portion thereof), all certificates representing the Option Shares issued as a result of such exercise will be endorsed with a restrictive legend substantially similar to the following:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

6.

Canadian Securities Agreements of the Optionee.

(a)

The Optionee acknowledges and agrees that the Company is an “OTC reporting issuer” as that term is defined in Canadian Multilateral Instrument 51-105 – Issuers Quoted in the U.S. Over-the-Counter Markets, as amended (“MI 51-105”), and that the Option Shares will be, issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Optionee further acknowledges and agrees that (i) the Options and the Option Shares may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105; (ii) the Optionee will, and will cause its affiliates to, comply with such conditions in making any trade of the Options or Option Shares in or from a jurisdiction in Canada; and (iii) the Company will refuse to register any transfer of the Options or Option Shares made in connection with a trade of such securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.  Notwithstanding the generality of the forgoing, as of the date hereof, MI 51-105 generally provides that securities may not be traded in or from a jurisdiction in Canada unless the following conditions have been met:

(i)

A four month period has passed from the later of (i) the date that the Company distributed the securities, and (ii) the date the securities were distributed by a control person of the Company;

(ii)

If the person trading the securities is a control person of the Company, such person has held the securities for at least 6 months;

(iii)

The number of securities that the person proposes to trade, plus the number of securities of the same class that such person has traded in the preceding 12 months, does not exceed 5% of the Company’s outstanding securities of the same class;

(iv)

The trade is made through an investment dealer registered in a jurisdiction in Canada;

(v)

The investment dealer executes the trade through any of the over-the-counter markets in the United States;

(vi)

There has been no unusual effort made to prepare the market or create a demand for the securities;

(vii)

No extraordinary commission or other consideration is paid to a person for the trade;

(viii)

If the person trading the securities is an insider of the Company, the person reasonably believes that the Company is not in default of securities legislation; and

(ix)

All certificates representing the Offered Securities bear the Canadian restrictive legend set out in Section 13(1) of MI 51-105.

(b)

The Optionee represents and warrants that it is a resident of the jurisdiction specified in the Optionee’s address as set out in the signature page to this Agreement and that he does not presently intend to trade any of the Option Shares in or from a jurisdiction in Canada.  If the Optionee does, in the future, intend to trade the Option Shares in or from a jurisdiction in Canada, it will, in addition to complying with the provisions of Section 6(a), re-submit all certificates representing the Option Shares to the Company for purposes of having the legend set out in Section 13(1) of MI 51-105 endorsed on such certificates.

7.

Representations and Warranties of the Optionee.  The Optionee represents, warrants and covenants to and with the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with the granting of the Options to the Optionee and the offer, sale and issuance of the Option Shares to the Optionee upon exercise of this Option:

(a)

The Optionee is an executive officer, employee or a consultant of the Company, and as such has access to all information regarding the Company and the Company’s business and financial prospects necessary to make a fully informed decision regarding the exercise of the Options;

(b)

The Optionee acknowledges that an investment in the Company is highly speculative, and involves a high degree of risk as the Company is in the early stages of developing its business, and may require substantial funds in addition to the proceeds of this private placement, and that only persons who can afford the loss of their entire investment should consider investing in the Company.  The Optionee is able to fend for himself/herself/itself, can bear the economic risk of the Optionee's investment, and has such knowledge and experience in financial or business matters such that the Optionee is capable of evaluating the merits and risks of an investment in the Company’s securities as contemplated in this Agreement.

(c)

The Optionee acknowledges that the offering of the Option Shares by the Company has not been reviewed by the SEC or any other securities commission or regulatory body, and that the Options Shares will be issued by the Company pursuant to an exemption from registration under the Securities Act and an exemption from the prospectus requirements under applicable Canadian securities laws.

(d)

The Option Shares will be acquired by the Optionee for investment for the Optionee's own account, as principal, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Optionee has no present intention of selling, granting any participation in, or otherwise distributing the same.  The Optionee does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Option Shares.

8.

Capital Adjustments.  The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to: (1) make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business;  (2) enter into any merger or consolidation; (3) issue any bonds, debentures, preferred or prior preference stocks ahead of or affecting the common stock or the rights thereof, (4) issue any securities convertible into any common stock, (5) issue any rights, options, or warrants to purchase any common stock, (6) dissolve or liquidate the Company, (7) sell or transfer all or any part of its assets or business, or (8) take any other corporate act or proceedings, whether of a similar character or otherwise.

9.

Adjustments for Reorganizations and Recapitalizations.  If there shall, prior to the exercise of any of the Options, be any stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders (other than a normal cash dividend) or other change in the Company’s corporate or capital structure that results in (a) the Company’s outstanding shares of common stock (or any securities exchanged therefore or received in their place) being exchanged for a different number or kind of securities of the Company or any other corporation, or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of the Company’s common stock, then there shall automatically be an adjustment in either  the number of shares which may be purchased pursuant hereto, the type of shares which may be purchased pursuant hereto or the price at which such shares may be purchased, or any combination thereof, so that the rights evidenced hereby shall thereafter as reasonably as possible be equivalent to those originally granted hereby.  The Company shall have the sole and exclusive power to make such adjustments as it considers necessary and desirable.

10.

Transfer of the Options.  During the Optionee's lifetime, the Options shall be exercisable only by the Optionee, and may not be transferred by the Optionee without the express written consent of the Company, to be obtained in each instance. Upon the Optionee’s death, (i) any Options that have vested may be transferred solely in accordance with the laws of descent and distribution, and will continue to be exercisable in accordance with the terms and conditions set forth herein; and (ii) any Options that have not vested may not be transferred and shall expire in accordance with Section 0.

11.

Rights as Shareholder.  The Optionee will not be deemed to be a holder of any shares pursuant to the exercise of the Options until he or she pays the Exercise Price and a stock certificate is delivered to him or her for those shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date the stock certificate is delivered.

12.

Withholding Taxes.  The Optionee authorizes the Company to withhold from any payments due to the Optionee by the Company, whether pursuant to this Agreement or otherwise, any amounts required to be withheld and remitted by the Company on account of any income and employment taxes resulting from this Agreement.

13.

Miscellaneous.

(a)

Any notice required or permitted to be given under this Agreement shall be in writing and may be delivered personally or by fax, or by prepaid registered post addressed to the parties at such address of which notice may be given by either of such parties.  Any notice shall be deemed to have been received, if personally delivered or by fax, on the date of delivery, and, if mailed as aforesaid, then on the fifth business day after and excluding the day of mailing.

(b)

This Agreement and the rights and obligations and relations of the parties shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein (but without giving effect to any conflict of laws rules). The parties agree that the courts of the Province of British Columbia shall have jurisdiction to entertain any action or other legal proceedings based on any provisions of this agreement. Each party attorns to the jurisdiction of the courts of the Province of British Columbia.

(c)

Time shall be of the essence of this agreement and of every part of it and no extension or variation of this agreement shall operate as a waiver of this provision.

-- THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK –

(d)

This Agreement may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Grant Date set forth above.

CELL MEDX CORP.
by its authorized signatory:

/s/ Yanika Silina
Name: Yanika Silina

Title: Chief Financial Officer

OPTIONEE:

/s/ Yanika Silina
SIGNATURE OF OPTIONEE

YANIKA SILINA
NAME OF OPTIONEE

49 - 8068 207 STREET, LANGLEY, BC V2Y 0M9
ADDRESS

300,000
NUMBER OF OPTIONS

SCHEDULE A TO

NON-QUALIFIED OPTION AGREEMENT

NOTICE OF EXERCISE FORM

TO:

CELL MEDX CORP.

A Nevada corporation (the “Company”)

Dear Sirs:

The undersigned (the “Subscriber”) hereby exercises the right to purchase and hereby subscribes for

_________________________________________

(Insert No. of Shares)

shares (the “Option Shares”) of the common stock, par value $0.001 per share (the “Common Stock”) of the Company referred to in the Non-Qualified Stock Option Agreement between the Company and the Optionee dated the 24 day of AUGUST, 2017 (the “Option Agreement”), in accordance with the terms and conditions thereof, and herewith makes payment by cheque of the purchase price in full for the Option Shares in accordance with the Option Agreement.

Please issue a certificate for the shares being purchased as follows in the name of the Subscriber:

NAME:
(Please Print)
ADDRESS:

The Subscriber represents and warrants to the Company that:

(a)

The Optionee is an executive officer, employee or a consultant of the Company, and as such has access to all information regarding the Company and the Company’s business and financial prospects necessary to make a fully informed decision regarding the exercise of the Options;

(b)

The Subscriber has not offered or sold the Option Shares within the meaning of the United States Securities Act of 1933, as amended (the “US Securities Act”);

(c)

The Subscriber is acquiring the Option Shares for its own account for investment purposes, with no present intention of dividing its interest with others or of reselling or otherwise disposing of all or any portion of the same;

(d)

The Subscriber does not intend any sale of the Option Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;

(e)

The Subscriber has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Option Shares;

(f)

The Subscriber is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Option Shares;

(g)

The Option Shares were offered to the Subscriber in direct communication between the Subscriber and the Corporation and not through any advertisement of any kind;

(h)

The Subscriber has the financial means to bear the economic risk of the investment which it hereby agrees to make;

(i)

This subscription form will also confirm the Subscriber’s agreement as follows:

(i)

Unless there is a registration statement under US Securities Act regarding the exercise of the Options, and such registration statement is effective at the time the Options are exercised (or any portion thereof), the Option Shares may not be resold, transferred or hypothecated except pursuant to an effective registration statement under the US Securities Act and any applicable state securities laws, or an opinion of counsel satisfactory to the Corporation to the effect that such registration is not necessary.  The Company will refuse to register any sale or transfer of the Option Shares not made in compliance with the US Securities Act or any other applicable securities laws.

(ii)

Only the Company can take action to register the Option Shares under the US Securities Act or applicable state securities law or to comply with the requirements for an exemption under the US Securities Act or applicable state securities law.

(iii)

Unless there is a registration statement under US Securities Act regarding the exercise of the Options, and such registration statement is effective at the time the Options are exercised (or any portion thereof), the certificates representing the Option Shares will be endorsed with a legend substantially as follows or such similar or other legends as deemed advisable by the lawyers for the Company to ensure compliance with the US Securities Act and any other applicable laws or regulations:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

(j)

The Subscriber acknowledges and agrees that the Company is an “OTC reporting issuer” as that term is defined in Canadian Multilateral Instrument 51-105 – Issuers Quoted in the U.S. Over-the-Counter Markets, as amended (“MI 51-105”), and that the Option Shares will be, issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Subscriber further acknowledges and agrees that (i) the Option Shares may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105; (ii) the Optionee will, and will cause its affiliates to, comply with such conditions in making any trade of the Option Shares in or from a jurisdiction in Canada; and (iii) the Company will refuse to register any transfer of the Option Shares made in connection with a trade of such securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.

(k)

The Subscriber represents and warrants to the Company that it is a resident of the jurisdiction set forth in the address provided below, that it does not presently intend to trade the Option Shares in or from a jurisdiction in Canada.  If, after the date hereof, the Subscriber does intend to trade the Option Shares in or from a jurisdiction in Canada, it will, prior to any such trade, re-submit all certificates representing the Option Shares to the Corporation for purposes of having the legend set out in Section 13(1) of MI 51-105 endorsed on such certificates.

DATED this            day of                                                            ,          .

Signature of Subscriber:
Name of Subscriber:
Address of Subscriber: